UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2003

EDUCATION FUNDING CAPITAL I, LLC

(DEPOSITOR)

EDUCATION FUNDING CAPITAL TRUST—III

(ISSUER)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-103502	27-0046437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Douglas L. Feist, Esq.

12760 High Bluff Drive

Suite 210

San Diego, California 92130

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (858) 617-6080

Exhibit Index appears on Page 5

Item 5.	Other Events and Regulation FD Disclosure.

Issuance by Education Funding Capital Trust-III of $1,000,000,000 Education Loan Backed Notes.

On February 28, 2003, the Depositor filed with the Securities and Exchange Commission a registration statement on Form S-3 registering $2,000,000,000 Education Loan Backed Notes to be offered on a delayed basis. The Securities and Exchange Commission assigned file number 333-103502 to that registration.

Effective as of September 3, 2003, Fifth Third Bank (the “Co-Owner Trustee”) and Wilmington Trust Company (the “Owner Trustee”) executed and filed with the Delaware Secretary of State the Certificate of Trust of Education Funding Capital Trust-III, thereby forming Education Funding Capital Trust-III (the “Trust”) as a Delaware statutory trust. In connection therewith, Education Funding Capital I, LLC (the “Depositor”), the Co-Owner Trustee and the Owner Trustee executed and delivered the Trust Agreement dated as of September 3, 2003 (the “Original Trust Agreement”).

On October 27, 2003, the Underwriting Agreement dated October 27, 2003 (the “Underwriting Agreement”) regarding the Notes was executed and delivered by Citigroup Global Markets Inc., as representative for itself and William R. Hough & Co. and Fifth Third Securities, Inc., Education Lending Group, Inc. (the “Seller”), Education Lending Services, Inc. (“ELS”), the Depositor and the Trust.

On November 12, 2003, the Depositor filed with the Securities and Exchange Commission a final Prospectus Supplement dated October 27, 2003 regarding the issuance of the Notes.

In connection with the issuance of the Notes, the following agreements were executed and delivered by the respective parties thereto: (a) the Amended and Restated Trust Agreement dated as of October 1, 2003 (the “Amended and Restated Trust Agreement”) among the Depositor, the Owner Trustee, the Co-Owner Trustee, and Fifth Third Bank, as eligible lender trustee on behalf of the Trust (the “Trust Eligible Lender Trustee”); (b) the Seller Transfer and Sale Agreement dated as of October 1, 2003 (the “Seller Transfer and Sale Agreement”) among the Seller, the Depositor, Fifth Third Bank, as eligible lender trustee on behalf of the Seller (the “Seller Eligible Lender Trustee”), and Fifth Third Bank, as eligible lender trustee on behalf of the Depositor (the “Depositor Eligible Lender Trustee”); (c) the Depositor Transfer and Sale Agreement dated as of October 1, 2003 (the “Depositor Transfer and Sale Agreement”) among the Depositor, the Trust, the Depositor Eligible Lender Trustee, and the Trust Eligible Lender Trustee; (d) the Indenture of Trust dated as of October 1, 2003 (the “Indenture”) among the Trust, Fifth Third Bank, as indenture trustee (the “Indenture Trustee”) and the Trust Eligible Lender Trustee; (e) the First Supplemental Indenture of Trust dated as of October 1, 2003 (the “First Supplemental Indenture”) among the Trust, the Indenture Trustee and the Trust Eligible Lender Trustee; (f) the Master Servicing Agreement dated as of October 1, 2003 (the “Master Servicing Agreement”) among ELS, as master servicer (the “Master Servicer”), the Trust, the Indenture Trustee and the Trust Eligible Lender Trustee; (g) the Administration Agreement dated as of October 1, 2003 (the “Depositor Administration Agreement”) between ELS and the Depositor; (h) the Administration Agreement dated as of October 1, 2003 (the “Trust Administration Agreement”) between ELS and

Exhibit Index appears on Page 5

the Trust; (i) the Auction Agent Agreement dated as of October 1, 2003 (the “Auction Agent Agreement”) among the Trust, the Indenture Trustee and Deutsche Bank Trust Company Americas, as auction agent (the “Auction Agent”); (j) the Market Agent Agreement dated as of October 1, 2003 (the “Market Agent Agreement”) among Citigroup Global Markets Inc., as market agent, the Trust and the Indenture Trustee; (k) the Broker-Dealer Agreement dated as of October 1, 2003 (the “Citigroup Broker-Dealer Agreement”) between Citigroup Global Markets Inc. and the Auction Agent; and (l) the Broker-Dealer Agreement dated as of October 1, 2003 (the “Hough Broker-Dealer Agreement”) between William R. Hough & Co. and the Auction Agent

On October 31, 2003, the Trust issued $1,000,000,000 Education Loan Backed Notes.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Document
1.1	Underwriting Agreement
3.1	Original Trust Agreement
3.2	Amended and Restated Trust Agreement
4.1	Indenture
4.2	First Supplemental Indenture
5.1	Opinion of Thompson Hine LLP with respect to legality
8.1	Opinion of Squire, Sanders & Dempsey L.L.P. with respect to federal tax matters
99.1	Master Servicing Agreement
99.2	Seller Transfer and Sale Agreement
99.3	Depositor Transfer and Sale Agreement
99.4	Depositor Administration Agreement
99.5	Trust Administration Agreement
99.6	Auction Agent Agreement
99.7	Citigroup Broker-Dealer Agreement
99.8	Hough Broker-Dealer Agreement
99.9	Market Agent Agreement

Exhibit Index appears on Page 5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Cincinnati, State of Ohio, on November 11, 2003

EDUCATION FUNDING CAPITAL I, LLC

By:	/S/ DOUGLAS L. FEIST

Douglas L. Feist, Executive Vice President and Secretary

Exhibit Index appears on Page 5

EXHIBIT INDEX

Exhibit No.	Description of Document
1.1	Underwriting Agreement
3.1	Original Trust Agreement
3.2	Amended and Restated Trust Agreement
4.1	Indenture
4.2	First Supplemental Indenture
5.1	Opinion of Thompson Hine LLP with respect to legality
8.1	Opinion of Squire, Sanders & Dempsey L.L.P. with respect to federal tax matters
99.1	Master Servicing Agreement
99.2	Seller Transfer and Sale Agreement
99.3	Depositor Transfer and Sale Agreement
99.4	Depositor Administration Agreement
99.5	Trust Administration Agreement
99.6	Auction Agent Agreement
99.7	Citigroup Broker-Dealer Agreement
99.8	Hough Broker-Dealer Agreement
99.9	Market Agent Agreement